ITEM 77Q1-- Exhibits

(a)(1) Amendment No. 26, effective January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(2) Amendment No. 27, effective March 24, 2006, to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(3) Amendment No. 28, effective April 28, 2006, to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(4) Amendment No. 29, effective April 28, 2006, to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(5) Amendment No. 30, effective May 1, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING FMR Equity Income Portfolio and ING Pioneer Equity Income Portfolio - Filed herein.

(e)(1) Amended Schedule A to the Management Agreement between ING Investors Trust and Directed Services, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(2) Amended Schedule B Compensation for Services to Series between ING Investors Trust and Directed Services, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(3) Amended Schedule A, effective April 28, 2006, with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(4) Amended Schedule A, effective April 28, 2006, with respect to the Investment Management Agreement between ING Investors Trust and Directed Services, Inc. dated April 29, 2005 - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

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(e)(5) Form of Amended Schedule B, effective April 28, 2006, with respect to the
Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(6) Amended and Restated Portfolio Management Agreement dated August 10, 1998 and restated on April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(7) Amended and Restated Portfolio Management Agreement, dated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(8) Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Management & Research Company - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(9) Amendment to the Portfolio Management Agreement, dated June 1, 2005 between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(10) Amended Schedule B Compensation for Services to Series, dated April 28, 2005, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and UBS Global Asset Management (Americas) Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(11) Amended Schedule B Compensation for Services, effective April 29, 2005, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fund Asset Management, L.P. ("Mercury Advisers") - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(12) Amended Schedule A Compensation for Services to Series, effective September 23, 2005, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(13) Form of Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

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(e)(14) Sub-Advisory Agreement, dated April 28, 2006, between ING Investments,
LLC and ING Investment Management Co. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(15) Interim Sub-Advisory Agreement between ING Investors Trust, Directed Services, Inc. and ING Investment Management, Co. (ING Global Resources Portfolio) - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(16) Amended Schedule B, effective April 28, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. - Filed herein.

(e)(17) Termination letter dated June 7, 2006, regarding the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Goldman Sachs Asset Management - Filed herein.

(e)(18) Amended Schedule A, effective April 28, 2006, with respect to the Sub-Advisory Agreement between Directed Services, Inc. and ING Investment Management Co. - Filed herein.

(e)(19) Termination letter, dated July 25, 2005 to Jennison Associates, LLC from ING Investors Trust with regard to ING Jennison Equity Opportunities Portfolio - Filed herein.

(e)(20) Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, inc. and Franklin Advisers Inc. - Filed herein.

(g)(1) Plan and Reorganization, dated November 10, 2005, between ING Investors Trust on behalf of its Series ING Liquid Assets Portfolio (surviving fund) and USLICO Series Fund on behalf of its Series, The Money Market Portfolio (acquired fund).